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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 9, 2003

                               ENDWAVE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      000-31635                95-4333817
(State or Other Jurisdiction           (Commission              IRS Employer
      of Incorporation)                File Number)          Identification No.)

     990 Almanor Avenue, Sunnyvale, CA                              94085
 (Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (408) 522-3100

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 9. Regulation FD Disclosure (Information also provided Under Item 12 - Disclosure of Results of Operations and Financial Condition).

      On July 9, 2003, Endwave Corporation, a Delaware corporation, issued a press release announcing that, based on preliminary results, its financial results for the second quarter ended June 30, 2003 are expected to exceed prior projections. A copy of the earnings release is furnished as Exhibit 99.1 to this report.

      The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ENDWAVE CORPORATION

                                          By: /s/ Julianne M. Biagini
                                              Julianne M. Biagini
                                              Senior Vice President and
                                                Chief Financial Officer

Date: July 9, 2003
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                                  EXHIBIT INDEX

Exhibit
Number      Description
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99.1        Press Release dated July 9, 2003